[EATON VANCE LOGO]


[PHOTO OF BRICKWALL EDUCATION]


ANNUAL REPORT MARCH 31, 2003


[PHOTO OF HIGHWAY]


EATON VANCE
NATIONAL
LIMITED
MATURITY
MUNICIPALS
FUND


[PHOTO OF BRIDGE]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2003

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of those bonds in the municipal market.

THE PROCESS OF ESCROWING MUNICIPAL BONDS TO MATURITY...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

BENEFITS FOR ISSUERS: LOWER INTEREST RATES AND ADDED FLEXIBILITY...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

BENEFITS FOR INVESTORS: HIGHER QUALITY, SHORTER MATURITIES, ATTRACTIVE
COUPONS...

For investors, owning a bond that has been escrowed historically has provided an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because these bonds are typically called at their earliest call date, they will have a shorter effective maturity and, therefore, less volatility than the security orginally displayed. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk
- or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The portfolio manager must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.

Sincerely,

/s/ Thomas J. Fetter

Thomas J. Fetter
President
May 7, 2003

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2003

MARKET RECAP

The U.S. economy turned in a poor performance over the year ended March 31, 2003. Waning consumer confidence and reduced capital spending resulted in weak demand for goods and services, a condition aggravated by the prolonged decline in the equity markets. Consumer spending, which had held up surprisingly well through much of 2002, slowed significantly by March 31, 2003. For their part, businesses were loathe to commit new capital investment in an uncertain economy. These trends continued through March 2003 and contributed to rising unemployment and increased volatility in the financial markets.

HELPED BY LOW INTEREST RATES AND SALES INCENTIVES, THE AUTO AND HOUSING MARKETS KEPT THE U.S. ECONOMY AFLOAT...

While economic activity remained sluggish, there were some bright spots that kept the economy afloat. Together with manufacturers' incentives, record-low interest rates encouraged car buyers. Similarly, low mortgage rates kept the housing market alive, although the torrid sales pace of recent years has cooled considerably. By year-end, however, amid rising consumer debt and an increasing jobless rate, there were signs that U.S. consumers were adopting more conservative spending habits.

THE FEDERAL RESERVE AGAIN LOWERED SHORT-TERM INTEREST RATES IN NOVEMBER...

After rising a feeble 1.4% in the fourth quarter of 2002, the nation's Gross Domestic Product expanded 1.6% in the first quarter of 2003. The nation's unemployment rate moved higher, as a clouded outlook prompted businesses to reduce payrolls. Meanwhile, business investment in new technology - which generates innovation, improves productivity and is often viewed as a key to recovery - was generally deferred until business owners can see beyond the current uncertainties. Against this backdrop, the Federal Reserve, which had held rates steady through most of the year, saw danger of a further retrenchment in November and reduced the Federal Funds rate - a key short-term interest rate barometer - to 1.25%, a 40-year low. The bond markets - whose prices move in the opposite direction of interest rates - rallied in response to that action, including the intermediate-term segment of the market. Five-year Treasury bond yields, which were as high as 4.80% in March 2002 - declined to 2.71% by March 31, 2003, as the economic recovery failed to materialize. The Lehman Brothers 7-Year Municipal Bond Index - a broad-based, unmanaged index of intermediate-maturity municipal bonds - registered a 10.56% total return for the year ended March 31, 2003.*

FACING REVENUE SHORTFALLS, MANY STATES ARE CONSIDERING TAX INCREASES...

We continue to believe that municipal bonds merit a place in a diversified investment portfolio. Amid the uncertain economic outlook, we believe the prospect of a dramatic increase in interest rates remains remote. In addition, with states reporting revenue shortfalls as a result of the weak economy, many are faced with looming budget deficits. Because the overwhelming majority are legally obligated to balance their budgets, legislatures are faced with the unpleasant prospect of raising state taxes to achieve a balanced ledger. The potential for higher state taxes could make municipal bonds even more compelling for tax-conscious investors.

*    It is not possible to invest directly in an index.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO
MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[SIDENOTE]

Intermediate-term municipal bonds yield 98% of Tresury yields

5-Year AAA-rated General Obligation (GO) Bonds*         2.65%
Taxable equivalent yield in 38.6% tax bracket           4.32%
5-Year Treasury Bond                                    2.71%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds' yields. Statistics as of March 31, 2003.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND as of March 31, 2003

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT DISCUSSION

- The U.S. economy remained subdued in late 2002 and early 2003. Political and economic uncertainties constrained consumer and business spending and tempered near-term expectations for growth. The nation's jobless rate was 5.8% in March 2003, up from 5.7% a year ago.

- Electric utilities remained the Portfolio's largest sector weighting at March 31. In a weak economy, essential services bonds were in strong demand. The Portfolio's utility holdings continued to benefit from industrial demand and population growth.

- Insured* transportation bonds remained a major investment. The sector plays a central role in the nation's economy. The Portfolio's holdings included issues for airport authorities, bridges and tunnels, mass transit, highways and port facilities.

- Escrowed bonds were a large Portfolio commitment. Pre-refunded and backed by Treasury bonds, escrowed issues provide above-average coupons, are deemed very high quality and are especially valued by investors in a weak credit environment.

- Management continued to update the Portfolio's coupon distribution to reflect the decline in interest rates. In addition, management continued to upgrade call protection structure to protect against untimely calls and improve the Portfolio's appreciation potential.

THE FUND

- During the year ended March 31, 2003, the Fund's Class A, Class B and Class C shares had total returns of 8.90%, 8.15% and 8.12%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.25 on March 31, 2003 from $9.86 on March 31, 2002, and the reinvestment of $0.472 per share in tax-free income.(2) For Class B, this return resulted from an increase in net asset value (NAV) per share to $10.26 on March 31, 2003 from $9.86 on March 31, 2002, and the reinvestment of $0.392 per share in tax-free income.(2) For Class C, this return resulted from an increase in NAV to $9.61 from $9.24, and the reinvestment of $0.369 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 2003 of $10.25 per share for Class A, $10.26 for Class B and $9.61 for Class C, the Fund's distribution rates were 4.54%, 3.70% and 3.70%, respectively.(3) The distribution rates are equivalent to taxable rates of 7.39%, 6.03% and 6.03%, respectively.(4)

- The SEC30-day yields for Class A, Class B and Class C shares at March 31, 2003 were 3.74%, 3.07% and 3.07%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 6.09%, 5.00% and 5.00%, respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                                               41.3%
AA                                                 8.3%
A                                                 20.8%
BBB                                               16.8%
BB                                                 0.2%
Non-Rated                                         12.6%

* Private insurance does not decrease the risk of loss of principal associated with this investment.


(1) These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and local income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 38.60% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution is as of 3/31/03 only and may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND INFORMATION as of March 31, 2003

PERFORMANCE(7)                                    Class A     Class B     Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                           8.90%       8.15%       8.12%
Five Years                                         4.45        3.69        3.66
Ten Years                                          N.A.        4.22        N.A.
Life of Fund+                                      5.42        4.71        3.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                           6.42%       5.15%       7.12%
Five Years                                         3.98        3.69        3.66
Ten Years                                          N.A.        4.22        N.A.
Life of Fund+                                      5.06        4.71        3.78

+ Inception Dates - Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Limited Maturity Municipals Fund Class B vs. the Lehman Brothers 7-Year Municipal Bond Index* March 31, 1993 - March 31, 2003

                  NATIONAL LIMITED MATURITY MUNICIPALS FUND- B
                               Inception: 5/22/92

                FUND          FUND             LEHMAN 7
              VALUE AT      VALUE WITH       YEAR MUNI BOND
    DATE        NAV        SALES CHARGE          INDEX
-----------------------------------------------------------
 3/31/1993      10,000         N/A               10,000
 4/30/1993      10,071                           10,062
 5/31/1993      10,115                           10,092
 6/30/1993      10,232                           10,277
 7/31/1993      10,252                           10,278
 8/31/1993      10,402                           10,461
 9/30/1993      10,492                           10,575
10/31/1993      10,512                           10,603
11/30/1993      10,446                           10,509
12/31/1993      10,591                           10,702
 1/31/1994      10,685                           10,816
 2/28/1994      10,514                           10,581
 3/31/1994      10,210                           10,298
 4/30/1994      10,264                           10,374
 5/31/1994      10,324                           10,425
 6/30/1994      10,292                           10,407
 7/31/1994      10,414                           10,553
 8/31/1994      10,436                           10,609
 9/30/1994      10,345                           10,507
10/31/1994      10,244                           10,402
11/30/1994      10,108                           10,250
12/31/1994      10,252                           10,405
 1/31/1995      10,426                           10,600
 2/28/1995      10,597                           10,839
 3/31/1995      10,662                           10,952
 4/30/1995      10,669                           10,981
 5/31/1995      10,840                           11,273
 6/30/1995      10,803                           11,263
 7/31/1995      10,894                           11,407
 8/31/1995      10,972                           11,541
 9/30/1995      11,031                           11,585
10/31/1995      11,112                           11,686
11/30/1995      11,213                           11,815
12/31/1995      11,260                           11,878
 1/31/1996      11,342                           11,993
 2/29/1996      11,282                           11,952
 3/31/1996      11,143                           11,835
 4/30/1996      11,126                           11,813
 5/31/1996      11,108                           11,795
 6/30/1996      11,140                           11,887
 7/31/1996      11,188                           11,985
 8/31/1996      11,217                           11,991
 9/30/1996      11,327                           12,100
10/31/1996      11,410                           12,230
11/30/1996      11,597                           12,434
12/31/1996      11,526                           12,396
 1/31/1997      11,498                           12,441
 2/28/1997      11,612                           12,544
 3/31/1997      11,511                           12,382
 4/30/1997      11,608                           12,445
 5/31/1997      11,740                           12,602
 6/30/1997      11,830                           12,722
 7/31/1997      12,043                           13,017
 8/31/1997      11,970                           12,925
 9/30/1997      12,070                           13,061
10/31/1997      12,124                           13,138
11/30/1997      12,193                           13,185
12/31/1997      12,373                           13,346
 1/31/1998      12,534                           13,486
 2/28/1998      12,581                           13,498
 3/31/1998      12,607                           13,499
 4/30/1998      12,565                           13,420
 5/31/1998      12,702                           13,618
 6/30/1998      12,745                           13,656
 7/31/1998      12,751                           13,701
 8/31/1998      12,882                           13,909
 9/30/1998      12,959                           14,089
10/31/1998      12,941                           14,109
11/30/1998      12,953                           14,147
12/31/1998      12,984                           14,177
 1/31/1999      13,068                           14,384
 2/28/1999      13,018                           14,303
 3/31/1999      13,022                           14,297
 4/30/1999      13,094                           14,332
 5/31/1999      13,068                           14,261
 6/30/1999      12,912                           14,054
 7/31/1999      12,919                           14,149
 8/31/1999      12,805                           14,118
 9/30/1999      12,762                           14,170
10/31/1999      12,593                           14,110
11/30/1999      12,679                           14,213
12/31/1999      12,559                           14,157
 1/31/2000      12,432                           14,122
 2/29/2000      12,540                           14,180
 3/31/2000      12,702                           14,381
 4/30/2000      12,663                           14,327
 5/31/2000      12,564                           14,295
 6/30/2000      12,796                           14,615
 7/31/2000      12,939                           14,799
 8/31/2000      13,104                           14,992
 9/30/2000      13,075                           14,947
10/31/2000      13,151                           15,074
11/30/2000      13,213                           15,144
12/31/2000      13,422                           15,441
 1/31/2001      13,501                           15,703
 2/28/2001      13,523                           15,715
 3/31/2001      13,624                           15,841
 4/30/2001      13,473                           15,698
 5/31/2001      13,575                           15,878
 6/30/2001      13,654                           15,956
 7/31/2001      13,830                           16,155
 8/31/2001      14,004                           16,399
 9/30/2001      13,964                           16,394
10/31/2001      14,024                           16,559
11/30/2001      13,935                           16,375
12/31/2001      13,861                           16,241
 1/31/2002      14,020                           16,548
 2/28/2002      14,169                           16,765
 3/31/2002      13,974                           16,398
 4/30/2002      14,181                           16,802
 5/31/2002      14,257                           16,897
 6/30/2002      14,407                           17,098
 7/31/2002      14,593                           17,308
 8/31/2002      14,698                           17,524
 9/30/2002      14,964                           17,870
10/31/2002      14,704                           17,597
11/30/2002      14,678                           17,524
12/31/2002      14,959                           17,922
 1/31/2003      14,873                           17,874
 2/28/2003      15,101                           18,137
 3/31/2003      15,112                           18,130

* Source: Thomson Financial. The chart compares the Fund's total return with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers 7-Year Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/27/96 at net asset value would have been worth $14,283 on March 31, 2003; $13,963, including maximum 2.25% sales charge. An investment in the Fund's Class C shares on 12/8/93 at net asset value would have been worth $14,131 on March 31, 2003. The performance graph and table do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.59% of the total dividends paid by the Fund from net investment income during the year ended March 31, 2003 is designated as an exempt-interest dividend.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2003
Assets
------------------------------------------------------
Investment in National Limited Maturity
   Municipals Portfolio, at value
   (identified cost, $190,275,813)        $197,738,037
Receivable for Fund shares sold              1,439,743
------------------------------------------------------
TOTAL ASSETS                              $199,177,780
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $    259,776
Payable for Fund shares redeemed               139,620
Payable to affiliate for distribution
   and service fees                              5,721
Accrued expenses                                 8,348
------------------------------------------------------
TOTAL LIABILITIES                         $    413,465
------------------------------------------------------
NET ASSETS                                $198,764,315
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $197,475,218
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                         (5,974,743)
Accumulated distributions in excess of
   net investment income                      (198,384)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          7,462,224
------------------------------------------------------
TOTAL                                     $198,764,315
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $119,618,751
SHARES OUTSTANDING                          11,671,066
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.25
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 97.75 of $10.25)      $      10.49
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 32,516,795
SHARES OUTSTANDING                           3,170,484
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.26
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 46,628,769
SHARES OUTSTANDING                           4,852,747
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.61
------------------------------------------------------

 On sales of $100,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2003
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $ 8,233,131
Expenses allocated from Portfolio            (832,764)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 7,400,367
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees' fees and expenses               $     3,902
Distribution and service fees
   Class A                                    152,703
   Class B                                    188,347
   Class C                                    282,259
Transfer and dividend disbursing agent
   fees                                        68,785
Registration fees                              40,617
Custodian fee                                  26,050
Printing and postage                           22,441
Legal and accounting services                  15,604
Miscellaneous                                   8,219
-----------------------------------------------------
TOTAL EXPENSES                            $   808,927
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 6,591,440
-----------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (786,933)
   Financial futures contracts             (1,758,377)
-----------------------------------------------------
NET REALIZED LOSS                         $(2,545,310)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 7,931,705
   Financial futures contracts                 11,920
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 7,943,625
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 5,398,315
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $11,989,755
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED      YEAR ENDED
IN NET ASSETS                             MARCH 31, 2003  MARCH 31, 2002
------------------------------------------------------------------------
From operations --
   Net investment income                  $    6,591,440  $    4,613,995
   Net realized loss                          (2,545,310)       (470,185)
   Net change in unrealized
      appreciation (depreciation)              7,943,625      (1,310,611)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   11,989,755  $    2,833,199
------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $   (4,672,945) $   (3,984,827)
      Class B                                   (789,511)       (357,257)
      Class C                                 (1,197,430)       (522,049)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $   (6,659,886) $   (4,864,133)
------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $   58,794,542  $   23,696,486
      Class B                                 30,100,909       8,372,364
      Class C                                 47,068,652      15,693,887
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                  2,087,557       1,729,703
      Class B                                    339,580         139,152
      Class C                                    550,438         229,811
   Cost of shares redeemed
      Class A                                (32,132,993)    (13,952,688)
      Class B                                 (5,646,432)     (3,179,066)
      Class C                                (21,500,930)     (3,648,399)
   Net asset value of shares exchanged
      Class A                                  3,562,128       2,337,018
      Class B                                 (3,562,128)     (2,337,018)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $   79,661,323  $   29,081,250
------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   84,991,192  $   27,050,316
------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------
At beginning of year                      $  113,773,123  $   86,722,807
------------------------------------------------------------------------
AT END OF YEAR                            $  198,764,315  $  113,773,123
------------------------------------------------------------------------
Accumulated distributions
in excess of net investment income
included in net assets
------------------------------------------------------------------------
AT END OF YEAR                            $     (198,384) $     (101,918)
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                  ------------------------------------------------------------------------
                                                            YEAR ENDED MARCH 31,
                                  ------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001        2000(1)        1999
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.860           $10.040          $ 9.790       $10.490      $10.580
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income              $  0.461           $ 0.485          $ 0.531       $ 0.516      $ 0.519
Net realized and unrealized
   gain (loss)                        0.395            (0.152)           0.241        (0.692)      (0.090)
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.856           $ 0.333          $ 0.772       $(0.176)     $ 0.429
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income         $ (0.466)          $(0.513)         $(0.522)      $(0.524)     $(0.519)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.466)          $(0.513)         $(0.522)      $(0.524)     $(0.519)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.250           $ 9.860          $10.040       $ 9.790      $10.490
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        8.90%             3.39%            8.12%        (1.68)%       3.89%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $119,619           $83,647          $71,365       $75,081      $73,048
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         0.82%             0.91%            0.94%         1.03%        0.98%
   Expenses after custodian
      fee reduction(4)                 0.81%             0.88%            0.93%         1.01%        0.97%
   Net investment income               4.54%             4.85%            5.37%         5.14%        4.96%
Portfolio Turnover of the
   Portfolio                             24%               12%              13%           27%          26%
----------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using the average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.83% to 4.85%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  ------------------------------------------------------------------------
                                                            YEAR ENDED MARCH 31,
                                  ------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001        2000(1)        1999
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.860           $10.040          $ 9.790       $10.490      $10.580
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income               $ 0.381           $ 0.409          $ 0.461       $ 0.438      $ 0.412
Net realized and unrealized
   gain (loss)                        0.405            (0.155)           0.232        (0.693)      (0.066)
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.786           $ 0.254          $ 0.693       $(0.255)     $ 0.346
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income          $(0.386)          $(0.434)         $(0.443)      $(0.445)     $(0.436)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.386)          $(0.434)         $(0.443)      $(0.445)     $(0.436)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.260           $ 9.860          $10.040       $ 9.790      $10.490
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        8.15%             2.58%            7.26%        (2.46)%       3.29%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $32,517           $10,638          $ 7,840       $ 6,452      $ 5,450
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.57%             1.66%            1.68%         1.81%        1.73%
   Expenses after custodian
      fee reduction(4)                 1.56%             1.63%            1.67%         1.79%        1.72%
   Net investment income               3.75%             4.09%            4.61%         4.36%        4.23%
Portfolio Turnover of the
   Portfolio                             24%               12%              13%           27%          26%
----------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using the average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.07% to 4.09%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  ------------------------------------------------------------------------
                                                            YEAR ENDED MARCH 31,
                                  ------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001        2000(1)        1999
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.240           $ 9.400          $ 9.160       $ 9.820      $ 9.920
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income               $ 0.357           $ 0.379          $ 0.423       $ 0.401      $ 0.407
Net realized and unrealized
   gain (loss)                        0.379            (0.138)           0.225        (0.651)      (0.089)
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.736           $ 0.241          $ 0.648       $(0.250)     $ 0.318
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income          $(0.366)          $(0.401)         $(0.408)      $(0.410)     $(0.418)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.366)          $(0.401)         $(0.408)      $(0.410)     $(0.418)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.610           $ 9.240          $ 9.400       $ 9.160      $ 9.820
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        8.12%             2.58%            7.25%        (2.57)%       3.24%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $46,629           $19,488          $ 7,517       $ 7,712      $11,193
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.57%             1.66%            1.69%         1.90%        1.81%
   Expenses after custodian
      fee reduction(4)                 1.56%             1.63%            1.68%         1.88%        1.80%
   Net investment income               3.75%             4.05%            4.61%         4.26%        4.10%
Portfolio Turnover of the
   Portfolio                             24%               12%              13%           27%          26%
----------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using the average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.03% to 4.05%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held longer than (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares. In addition, Class B shares acquired through the reinvestment of distributions will also convert to Class A shares in proportion to shares not acquired through reinvestment. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of paid shares of each class to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at March 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $4,831,650 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire as follows on: March 31, 2004, $1,216,547, March 31, 2005, $1,120,027,
   March 31, 2006, $320,446, March 31, 2007, $60,400, March 31, 2009, $248,691,
   March 31, 2010, $146,034 and March 31, 2011, $1,719,505. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated Investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2004 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED MARCH 31,
                                              ------------------------
    CLASS A                                      2003         2002
    ------------------------------------------------------------------
    Sales                                      5,791,770    2,369,418
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 205,741      173,272
    Redemptions                               (3,165,456)  (1,400,237)
    Exchange from Class B shares                 351,348      234,623
    ------------------------------------------------------------------
    NET INCREASE                               3,183,403    1,377,076
    ------------------------------------------------------------------

                                                YEAR ENDED MARCH 31,
                                              ------------------------
    CLASS B                                      2003         2002
    ------------------------------------------------------------------
    Sales                                      2,964,288      837,593
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  33,384       13,940
    Redemptions                                 (555,356)    (318,869)
    Exchange to Class A shares                  (350,985)    (234,623)
    ------------------------------------------------------------------
    NET INCREASE                               2,091,331      298,041
    ------------------------------------------------------------------

                                                YEAR ENDED MARCH 31,
                                              ------------------------
    CLASS C                                      2003         2002
    ------------------------------------------------------------------
    Sales                                      4,947,861    1,675,704
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  57,945       24,583
    Redemptions                               (2,262,121)    (390,758)
    ------------------------------------------------------------------
    NET INCREASE                               2,743,685    1,309,529
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Fund was informed that Eaton Vance Management (EVM) received $3,220 from the transfer agent for the year ended March 31, 2003. The Fund was informed that Eaton Vance Distributors, Inc.
   (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $19,557 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2003.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect a distribution plan for Class B shares (Class B Plan) and for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares
   (Class A

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   Plan), (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% of the aggregate amount received by the Fund for Class B shares sold and 6.25% of the amount received by the Fund for each Class C share sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended March 31, 2003, the Fund paid or accrued $156,956 and $235,216 for Class B and Class C shares, respectively, to EVD, representing 0.75% of the average daily net assets for Class B and Class C shares. At March 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,349,000 and $8,103,000 for Class B and Class C shares, respectively.

   The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees approved quarterly service fee payments equal to 0.15% per annum of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended March 31, 2003 amounted to $152,703, $31,391, and $47,043 for Class A, Class B, and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $57,000 and $16,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended March 31, 2003.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 2003, aggregated $138,158,290 and $68,074,678, respectively.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE INVESTMENT TRUST AND SHAREHOLDERS OF EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) (the "Fund") as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 9, 2003

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 1.6%
-------------------------------------------------------------------------
     $  465        Carbon County, PA, IDA, (Panther Creek
                   Partners), (AMT), 6.65%, 5/1/10           $    485,223
        455        New Jersey EDA, (Trigen-Trenton), (AMT),
                   6.10%, 12/1/04                                 458,099
        800        Pennsylvania EDA, (Resource Recovery-
                   Northampton), (AMT), 6.75%, 1/1/07             820,808
      1,400        Pennsylvania EDA, (Resource
                   Recovery-Colver), (AMT), 7.05%, 12/1/10      1,449,168
-------------------------------------------------------------------------
                                                             $  3,213,298
-------------------------------------------------------------------------
Education -- 2.2%
-------------------------------------------------------------------------
     $  200        Connecticut HEFA, (Quinnipiac College),
                   6.00%, 7/1/13                             $    204,498
        850        New Hampshire HEFA, (Colby-Sawyer
                   College), 7.20%, 6/1/12                        909,619
        425        New Jersey Educational Facilities
                   Authority, (Steven's Institute of
                   Technology), 5.00%, 7/1/11                     454,125
      1,235        New Jersey Educational Facilities
                   Authority, (Steven's Institute of
                   Technology), 5.00%, 7/1/12                   1,320,758
      1,700        University of Illinois, 0.00%, 4/1/15          978,095
      1,000        University of Illinois, 0.00%, 4/1/16          541,130
-------------------------------------------------------------------------
                                                             $  4,408,225
-------------------------------------------------------------------------
Electric Utilities -- 14.9%
-------------------------------------------------------------------------
     $1,500        Brazos River Authority, TX, (Reliant
                   Energy, Inc.), (AMT), 5.375%, 4/1/19      $  1,211,835
      1,000        Brazos River Authority, TX, PCR, (Texas
                   Electric Co.), (AMT), 4.25%, 5/1/33            997,850
      1,500        California Department Water Resource
                   Power Supply, 5.125%, 5/1/18                 1,574,640
      3,000        Energy Northwest Washington Electric,
                   (Columbia Generating), 5.50%, 7/1/15(1)      3,402,660
      1,000        Hillsborough County, FL, IDA, Pollution
                   Control Revenue, (Tampa Electric Co.),
                   5.10%, 10/1/13                                 967,640
      1,000        Illinois Development Finance Authority
                   PCR, (AMT), 5.00%, 6/1/28                    1,066,370
      1,000        New Hampshire Business Finance Authority
                   Pollution Control, (Central Maine Power
                   Co.), 5.375%, 5/1/14                         1,068,010
      3,050        New York Energy Research and Development
                   Authority Facility, (AMT),
                   4.70%, 6/1/36                                3,118,442
      3,000        North Carolina Eastern Municipal Power
                   Agency, Power System, 5.75%, 12/1/16         3,086,610
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Electric Utilities (continued)
-------------------------------------------------------------------------
     $4,000        North Carolina Municipal Power Agency,
                   (Catawba), 5.50%, 1/1/13                  $  4,410,560
      1,000        North Carolina Municipal Power Agency,
                   (Catawba), 6.375%, 1/1/13                    1,133,850
      1,455        Ohio Water Development Authority,
                   Pollution Control Facilities, (Cleveland
                   Electric), 3.40%, 10/1/30                    1,452,687
      1,250        Sam Rayburn, TX, Municipal Power Agency,
                   Power Supply System, 6.00%, 10/1/16          1,338,250
      1,000        San Antonio, TX, Electric and Natural
                   Gas, 4.50%, 2/1/21                             976,560
      3,500        Wake County, NC, Industrial Facilities
                   and Pollution Control Financing
                   Authority, (Carolina Power and Light
                   Co.), 5.375%, 2/1/17                         3,740,625
-------------------------------------------------------------------------
                                                             $ 29,546,589
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.4%
-------------------------------------------------------------------------
     $  300        Connecticut HEFA, (Quinnipiac College),
                   Prerefunded to 07/01/03, 6.00%, 7/1/13    $    309,618
        140        Connecticut HEFA, (Sacred Heart
                   University), Prerefunded to 7/1/04,
                   6.00%, 7/1/08                                  163,988
        595        Florence, KY, Housing Facilities,
                   (Bluegrass Housing), Escrowed to
                   Maturity, 7.25%, 5/1/07                        627,338
      1,500        Grand Ledge, MI, Public School District,
                   (MBIA), Prerefunded to 5/1/04,
                   7.875%, 5/1/11(2)                            1,638,750
      4,185        Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/25                               1,306,180
        480        Kimball, NE, EDA, (Clean Harbors),
                   (AMT), Prerefunded to 9/1/06,
                   10.75%, 9/1/26                                 625,402
      3,500        Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 6.45%, 1/1/17(3)       4,041,240
        715        Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 7.876%, 1/1/11           872,986
      3,000        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20          3,270,120
      1,000        Metropolitan Transportation Authority,
                   NY, Commuter Facilities, (AMBAC),
                   Escrowed to Maturity, 5.00%, 7/1/20(3)       1,056,540
      2,110        Metropolitan Transportation Authority,
                   NY, Prerefunded to 7/1/15,
                   5.50%, 7/1/17                                2,464,227
      1,000        Metropolitan Transportation Authority,
                   NY, Transit Facilities, (FGIC),
                   Prerefunded to 10/1/15, 4.50%, 4/1/18        1,069,660
        500        Metropolitan Transportation Authority,
                   NY, Transit Facilities, (MBIA), Escrowed
                   to Maturity, 5.00%, 7/1/17                     538,340
      1,195        North Carolina Eastern Municipal Power
                   Agency, Escrowed to Maturity,
                   4.00%, 1/1/18                                1,180,242

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
-------------------------------------------------------------------------
     $  500        Richardson, TX, Hospital Authority
                   (Baylor/Richardson Medical Center),
                   Prerefunded to 12/01/03, 6.50%, 12/1/12   $    524,070
        705        Saint Tammany, LA, Public Trust Finance
                   Authority, (Christwood), Escrowed to
                   Maturity, 8.75%, 11/15/05                      787,450
-------------------------------------------------------------------------
                                                             $ 20,476,151
-------------------------------------------------------------------------
General Obligations -- 7.7%
-------------------------------------------------------------------------
     $  495        Detroit, MI, 6.40%, 4/1/05                $    544,213
      1,000        Edcouch Elsa, TX, Independent School
                   District, (PSF), 4.75%, 8/15/22              1,001,120
      2,500        Florida Board of Education, (Public
                   Education), 5.00%, 6/1/16                    2,714,550
      1,000        Keller, TX, Independent School District,
                   0.00%, 8/15/11                                 716,550
        500        Kershaw County, SC, School District,
                   5.00%, 2/1/18                                  524,095
      1,650        McAllen, TX, Independent School
                   District, (PSF), 4.50%, 2/15/18              1,657,441
        265        New Fairfield, CT, 4.90%, 8/1/13               291,492
      1,500        New York City, NY, 5.625%, 12/1/13           1,620,570
      1,250        New York City, NY, 5.75%, 8/1/16             1,346,687
      2,000        New York City, NY, 5.875%, 8/15/13           2,185,160
      2,340        Virginia Public School Authority,
                   (School Financing-1997 Resolution),
                   5.00%, 8/1/13                                2,583,571
-------------------------------------------------------------------------
                                                             $ 15,185,449
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 1.4%
-------------------------------------------------------------------------
     $2,000        Illinois HFA, (Lutheran Social
                   Services), 6.125%, 8/15/10                $  1,957,800
        150        Pittsfield Township, MI, EDC, (Arbor
                   Hospice), 7.875%, 8/15/27                      146,025
        558        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 6.00%, 12/1/36                  571,884
-------------------------------------------------------------------------
                                                             $  2,675,709
-------------------------------------------------------------------------
Hospital -- 9.8%
-------------------------------------------------------------------------
     $  550        Colorado Health Facilities Authority,
                   (Parkview Medical Center), 5.75%, 9/1/09  $    599,594
        500        Colorado Health Facilities Authority,
                   (Parkview Memorial Hospital),
                   6.125%, 9/1/25                                 510,510
      1,700        Colorado Health Facilities Authority,
                   (Steamboat Springs Health),
                   5.00%, 9/15/03                               1,711,968
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
     $  125        Connecticut HEFA, (Griffin Hospital),
                   6.00%, 7/1/13                             $    127,365
      2,500        Cuyahoga County, OH, (Cleveland Clinic
                   Health System), 6.00%, 1/1/17(1)             2,709,850
        660        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.00%, 10/1/08                                 726,099
        100        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.00%, 10/1/05                                 103,593
        100        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.10%, 10/1/06                                 104,264
        225        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.20%, 10/1/07                                 235,640
        855        Michigan Hospital Finance Authority,
                   (Gratiot Community Hospital),
                   6.10%, 10/1/07                                 893,774
      2,000        Michigan Hospital Finance Authority,
                   (Henry Ford Health System),
                   5.50%, 3/1/14                                2,160,980
      1,000        Michigan Hospital Finance Authority,
                   (Memorial Healthcare Center),
                   5.875%, 11/15/21                               967,950
        300        New Hampshire HEFA, (Littleton Hospital
                   Association), 5.45%, 5/1/08                    295,599
      2,780        New York Dormitory Authority, (Lenox
                   Hill Hospital), 5.75%, 7/1/15                3,054,469
      1,000        Oklahoma Development Finance Authority,
                   (Hillcrest Health System),
                   5.00%, 8/15/09                                 820,510
      1,000        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.625%, 8/15/19        775,350
      2,000        Orange County, FL, Health Facilities
                   Authority, (Adventist Health System),
                   5.25%, 11/15/18                              2,041,420
        465        San Gorgonio, CA, Memorial Health Care
                   District, 5.60%, 5/1/11                        450,422
      1,000        Sullivan County, TN, Health Educational
                   and Housing Facility Board, (Wellmont
                   Health System), 6.75%, 9/1/15                1,125,300
-------------------------------------------------------------------------
                                                             $ 19,414,657
-------------------------------------------------------------------------
Housing -- 1.0%
-------------------------------------------------------------------------
     $  600        Georgia Private Colleges and
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31                             $    615,414
        700        Sandaval County, NM, Multifamily,
                   6.00%, 5/1/32                                  705,978
        385        Texas Student Housing Corp., (University
                   of Northern Texas), 6.75%, 7/1/16              386,921
        210        Texas Student Housing Corp., (University
                   of Northern Texas), 9.375%, 7/1/06             209,021
-------------------------------------------------------------------------
                                                             $  1,917,334
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Industrial Development Revenue -- 5.6%
-------------------------------------------------------------------------
     $  460        Austin, TX, (Cargoport Development LLC),
                   (AMT), 7.50%, 10/1/07                     $    463,214
        440        Austin, TX, (Cargoport Development LLC),
                   (AMT), 8.30%, 10/1/21                          465,938
        500        Cartersville, GA, Development Authority
                   Waste and Wastewater Facility,
                   (Anheuser-Busch), (AMT), 5.10%, 2/1/12         534,495
      1,185        Connecticut Development Authority,
                   (Frito Lay), 6.375%, 7/1/04                  1,186,920
        800        Dickinson County, MI, EDC,
                   (International Paper Co.),
                   5.75%, 6/1/16                                  826,392
      1,500        Houston, TX, Industrial Development
                   Corp., (AMT), 6.375%, 1/1/23                 1,484,535
        500        Jones County, MS, (International Paper),
                   5.80%, 10/1/21                                 491,380
      1,000        Los Angeles, CA, Regional Airports
                   Improvements Corp., (Los Angeles
                   International Terminal Four),
                   7.125%, 12/1/24                                640,030
      1,000        Michigan Job Development Authority,
                   (General Motors Corp.), PCR,
                   5.55%, 4/1/09                                1,001,300
      1,000        New Jersey EDA, (Continental Airlines),
                   (AMT), 6.25%, 9/15/19                          631,780
      1,000        New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27                                  996,000
      1,500        Nez Perce County, ID, PCR, (Potlatch
                   Corp.), 6.125%, 12/1/07                      1,502,910
        790        Ohio Economic Development, (Ohio
                   Enterprise Bond Fund), (AMT),
                   5.25%, 12/1/15                                 814,648
         56        Robbins, IL, Resource Recovery, (AMT),
                   0.00%, 10/15/09                                 15,116
         21        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/09                                 11,867
        121        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/24                                 52,923
        180        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(4)                                341
         70        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(4)                                134
-------------------------------------------------------------------------
                                                             $ 11,119,923
-------------------------------------------------------------------------
Insured-Education -- 0.1%
-------------------------------------------------------------------------
     $  500        Southern Illinois University, Housing
                   and Auxiliary Facilities, (MBIA),
                   0.00%, 4/1/17                             $    255,975
-------------------------------------------------------------------------
                                                             $    255,975
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Electric Utilities -- 2.1%
-------------------------------------------------------------------------
     $  750        California Pollution Control Financing
                   Authority, PCR, (Pacific Gas and
                   Electric), (MBIA), (AMT), 5.35%, 12/1/16  $    807,645
      1,000        Long Island Power Authority, NY,
                   Electric System Revenue, (FSA),
                   5.25%, 12/1/14                               1,133,050
        500        Muscatine, IA, Electric, (AMBAC),
                   5.50%, 1/1/11                                  567,520
        500        Muscatine, IA, Electric, (AMBAC),
                   5.50%, 1/1/12                                  570,535
      1,000        Puerto Rico Electric Power Authority,
                   (XLCA), 5.375%, 7/1/18                       1,136,730
-------------------------------------------------------------------------
                                                             $  4,215,480
-------------------------------------------------------------------------
Insured-General Obligations -- 3.9%
-------------------------------------------------------------------------
     $  250        Brighton, MI, School District, (AMBAC),
                   0.00%, 5/1/20                             $    109,158
        150        Hartland, MI, School District, (FGIC),
                   5.125%, 5/1/17                                 160,436
      1,000        Hillsborough Township, NJ, School
                   District, (FSA), 5.375%, 10/1/18             1,140,870
      1,850        New York, NY, (FGIC), 5.50%, 6/1/12          2,102,303
      1,470        Parchment, MI, School District, (MBIA),
                   5.00%, 5/1/25(3)                             1,547,807
      1,400        Springfield, OH, City School District,
                   (FGIC), 5.00%, 12/1/17(3)                    1,513,568
      2,000        St. Louis, MO, Board of Education,
                   (FSA), 0.00%, 4/1/16                         1,120,040
-------------------------------------------------------------------------
                                                             $  7,694,182
-------------------------------------------------------------------------
Insured-Hospital -- 1.8%
-------------------------------------------------------------------------
     $  375        Akron, Bath and Copley, OH, Township,
                   Hospital District, (Childrens Hospital
                   Center), (FSA), 5.25%, 11/15/15           $    414,293
      1,180        Akron, Bath and Copley, OH, Township,
                   Hospital District, (Childrens Hospital
                   Center), (FSA), 5.25%, 11/15/16              1,295,451
      2,000        El Paso County, TX, Hospital District,
                   (MBIA), 0.00%, 8/15/06                       1,858,120
-------------------------------------------------------------------------
                                                             $  3,567,864
-------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 2.5%
-------------------------------------------------------------------------
     $  415        Connecticut Airport, (Bradley
                   International Airport), Signature
                   Flight, (FGIC), 7.40%, 10/1/04            $    439,522
      2,000        Forsyth, MT, PCR, (Avista Corp.),
                   (AMBAC), 5.00%, 10/1/32                      2,188,700
        500        Monroe County, MI, (Detroit Edison),
                   (AMBAC), (AMT), 6.35%, 12/1/04                 538,375
        400        Piedmont, SC, Municipal Power Agency,
                   (MBIA), 5.00%, 1/1/15                          419,464

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Industrial Development Revenue (continued)
-------------------------------------------------------------------------
     $2,100        Texas Public Finance Authority, (MBIA),
                   0.00%, 2/1/12                             $  1,460,592
-------------------------------------------------------------------------
                                                             $  5,046,653
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.7%
-------------------------------------------------------------------------
     $1,000        Laredo, TX, Certificates of Obligation,
                   (MBIA), 4.50%, 2/15/17                    $  1,009,760
      2,000        New Jersey Transportation Corp., (FSA),
                   5.50%, 10/1/14                               2,301,300
-------------------------------------------------------------------------
                                                             $  3,311,060
-------------------------------------------------------------------------
Insured-Miscellaneous -- 0.6%
-------------------------------------------------------------------------
     $1,000        Missouri Development Finance Board
                   Cultural Facility, (Nelson Gallery
                   Foundation), (MBIA), 5.25%, 12/1/14       $  1,109,050
-------------------------------------------------------------------------
                                                             $  1,109,050
-------------------------------------------------------------------------
Insured-Solid Waste -- 0.7%
-------------------------------------------------------------------------
     $1,175        Massachusetts Development Finance
                   Agency, (Semass System), (MBIA),
                   5.625%, 1/1/12                            $  1,330,018
-------------------------------------------------------------------------
                                                             $  1,330,018
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.6%
-------------------------------------------------------------------------
     $1,000        Reno, NV, Capital Improvements, (FGIC),
                   5.625%, 6/1/14                            $  1,141,510
-------------------------------------------------------------------------
                                                             $  1,141,510
-------------------------------------------------------------------------
Insured-Transportation -- 13.0%
-------------------------------------------------------------------------
     $2,295        Chicago, IL, O'Hare International
                   Airport, (MBIA), (AMT), 5.75%, 1/1/17     $  2,513,461
      1,000        Denver, CO, City and County Airport,
                   (FSA), (AMT), 5.00%, 11/15/11                1,069,340
      1,640        Denver, CO, City and County Airport,
                   (MBIA), 6.00%, 11/15/11                      1,906,877
      1,000        Houston, TX, Airport System, (FGIC),
                   (AMT), 5.50%, 7/1/12                         1,095,070
      2,000        Kenton County, KY, Airport,
                   (Cincinnati/Northern Kentucky), (MBIA),
                   (AMT), 5.625%, 3/1/13                        2,210,380
      2,000        Massachusetts Bay Transportation
                   Authority, (General Transportation
                   System), (FGIC), 5.50%, 3/1/14               2,290,840
      1,000        Miami-Dade County, FL, Aviation, (Miami
                   International Airport), (FGIC), (AMT),
                   5.50%, 10/1/13                               1,099,330
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Transportation (continued)
-------------------------------------------------------------------------
     $1,430        Minneapolis and St. Paul, MN,
                   Metropolitan Airports Commission
                   Airport, (FGIC), (AMT), 6.00%, 1/1/11     $  1,613,541
      2,000        Minneapolis and St. Paul, MN,
                   Metropolitan Airport Commission, (FGIC),
                   (AMT), 5.25%, 1/1/11                         2,172,700
      1,000        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/18                               1,150,460
      1,000        Port Seattle, WA, (MBIA), (AMT),
                   6.00%, 2/1/11                                1,139,860
      2,305        San Francisco, CA, City and County
                   International Airport Commission,
                   (FGIC), 5.00%, 5/1/19                        2,424,653
      2,500        Triborough Bridge and Tunnel Authority,
                   NY, (MBIA), 5.50%, 11/15/18                  2,899,125
      2,000        Wayne Charter County, MI, Airport,
                   (Detroit Metropolitan), (FGIC), (AMT),
                   5.50%, 12/1/15                               2,178,980
-------------------------------------------------------------------------
                                                             $ 25,764,617
-------------------------------------------------------------------------
Insured-Water and Sewer -- 1.1%
-------------------------------------------------------------------------
     $2,000        Honolulu, HI, Wastewater System, (FGIC),
                   0.00%, 7/1/11                             $  1,440,780
        630        Kannapolis, NC, Water & Sewer, (FSA),
                   4.50%, 2/1/12                                  650,941
-------------------------------------------------------------------------
                                                             $  2,091,721
-------------------------------------------------------------------------
Nursing Home -- 1.5%
-------------------------------------------------------------------------
     $  500        Citrus County, FL, IDA, (Beverly
                   Enterprises), 5.00%, 4/1/03               $    500,000
        870        Clovis, NM, IDR, (Retirement Ranches,
                   Inc.), 7.75%, 4/1/19                           911,699
        710        Massachusetts IFA, (Age Institute of
                   Massachusetts), 7.60%, 11/1/05                 712,229
        305        Okaloosa County, FL, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   5.25%, 2/1/04                                  299,891
        500        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29                 475,230
-------------------------------------------------------------------------
                                                             $  2,899,049
-------------------------------------------------------------------------
Other Revenue -- 3.0%
-------------------------------------------------------------------------
     $  890        Barona, CA, (Band of Mission Indians),
                   8.25%, 1/1/20                             $    938,870
      1,000        Capital Trust Agency, FL, (Seminole
                   Tribe Convention), 10.00%, 10/1/33           1,034,600
        900        Iowa Finance Authority, (Southbridge
                   Mall), 6.375%, 12/1/13                         842,337
      1,000        Mohegan Tribe, CT, Gaming Authority,
                   5.375%, 1/1/11                               1,056,640

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Other Revenue (continued)
-------------------------------------------------------------------------
     $1,080        New York, United Nations Development
                   Corp., 5.00%, 7/1/06                      $  1,082,538
        500        Saint Louis, MO, IDA, (Saint Louis
                   Convention Center), (AMT),
                   7.20%, 12/15/28                                493,530
        535        Santa Fe, NM, (Crow Hobbs),
                   8.25%, 9/1/05                                  531,282
-------------------------------------------------------------------------
                                                             $  5,979,797
-------------------------------------------------------------------------
Pooled Loans -- 2.1%
-------------------------------------------------------------------------
     $1,900        Arizona Educational Loan Marketing
                   Corp., (AMT), 6.25%, 6/1/06               $  2,066,288
      1,000        Arizona Student Loan Acquisition
                   Authority, (AMT), 7.625%, 5/1/10             1,054,560
      1,000        Arkansas State Student Loan Authority,
                   (AMT), 6.25%, 6/1/10                         1,047,460
-------------------------------------------------------------------------
                                                             $  4,168,308
-------------------------------------------------------------------------
Senior Living / Life Care -- 1.8%
-------------------------------------------------------------------------
     $  775        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                           $    723,354
      1,105        Arizona Health Facilities Authority,
                   (Care Institute, Inc.-Mesa),
                   7.625%, 1/1/06(5)                              895,547
        500        Kansas City, MO, IDR, (Kingswood Manor),
                   5.80%, 11/15/17                                459,290
        245        Massachusetts IFA, (Forge Hill), (AMT),
                   6.75%, 4/1/30                                  232,512
        360        Mesquite, TX, Health Facilities
                   Development, (Christian Care Centers) ,
                   7.00%, 2/15/10                                 372,550
        395        Michigan Hospital Finance Authority,
                   (Presbyterian Villages), 6.20%, 1/1/06         403,441
        495        North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   6.75%, 1/1/33                                  427,051
-------------------------------------------------------------------------
                                                             $  3,513,745
-------------------------------------------------------------------------
Special Tax Revenue -- 2.7%
-------------------------------------------------------------------------
     $  500        Cottonwood, CO, Water and Sanitation
                   District, 7.75%, 12/1/20                  $    536,320
      2,000        Detroit, MI, Downtown Development
                   Authority Tax Increment, 0.00%, 7/1/21         743,000
        250        Frederick County, MD, Urbana Community
                   Development Authority, 6.625%, 7/1/25          257,293
        345        Heritage Palms Community Development
                   District, FL, Capital Improvements,
                   6.25%, 11/1/04                                 346,701
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
     $  360        Longleaf, FL, Community Development
                   District, 6.20%, 5/1/09                   $    338,864
      1,000        New York City, NY, Transitional Finance
                   Authority, 4.75%, 11/15/23                   1,000,250
      1,000        New York Local Government Assistance
                   Corp., 5.25%, 4/1/16                         1,121,980
        210        Stoneybrook, FL, West Community
                   Development District, 6.45%, 5/1/10            213,379
        850        Tiverton, RI, Obligation Tax Increment,
                   (Mount Hope Bay Village), 6.00%, 5/1/09        853,596
-------------------------------------------------------------------------
                                                             $  5,411,383
-------------------------------------------------------------------------
Transportation -- 4.9%
-------------------------------------------------------------------------
     $1,170        Delaware River Joint Toll Bridge
                   Commission, PA, 5.25%, 7/1/15             $  1,280,062
        300        Eagle County, CO, Airport Terminal
                   Corp., (American Airlines), (AMT),
                   6.75%, 5/1/06                                  295,782
      2,500        Louisiana Offshore Terminal Authority,
                   Deepwater Port Revenue, (Loop, LLC),
                   5.25%, 9/1/15(1)                             2,659,825
      1,000        Northwest Arkansas Regional Airport
                   Authority, (AMT), 7.625%, 2/1/27             1,086,960
      1,000        Port Authority of New York and New
                   Jersey, 5.375%, 3/1/28                       1,081,180
      1,300        Port Authority of New York and New
                   Jersey, (AMT), 5.50%, 7/15/12                1,395,446
        750        Triborough Bridge and Tunnel Authority,
                   NY, 5.00%, 1/1/20                              813,765
      1,000        Triborough Bridge and Tunnel Authority,
                   NY, 5.75%, 1/1/12(3)                         1,170,320
-------------------------------------------------------------------------
                                                             $  9,783,340
-------------------------------------------------------------------------
Water and Sewer -- 0.3%
-------------------------------------------------------------------------
     $  500        Michigan Municipal Bond Authority,
                   (Drinking Water), 5.25%, 10/1/19          $    541,390
-------------------------------------------------------------------------
                                                             $    541,390
-------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $188,324,013)                            $195,782,477
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

SHORT-TERM INVESTMENTS -- 2.3%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Brownsville, TX Utility System, (MBIA),       $1,700       $  1,700,000
Variable Rate, 9/1/27
Cuyahoga County, OH, Hospital,                 1,400          1,400,000
(Cleveland Clinic), (MBIA), Variable
Rate, 1/1/31
Florida Municipal Power Agency, (St.           1,500          1,500,000
Lucie), (AMBAC), Variable Rate, 10/1/21
-----------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $4,600,000)                         $  4,600,000
-----------------------------------------------------------------------
Total Investments -- 101.3%
   (identified cost $192,924,013)                          $200,382,477
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (1.3)%                   $ (2,644,430)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $197,738,047
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At March 31, 2003, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

New York                                            15.3%
Others, representing less than 10% individually     83.7%

 The Portfolio invests primarily in debt securities issued by municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2003, 32.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.6% to 12.9% of total investments.

 (1)  When-issued security.

 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

 (3) Security (or a portion thereof) has been segregated to cover when-issued securities.

 (4)  Non-income producing security.

 (5)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2003
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $192,924,013)        $200,382,477
Cash                                           688,017
Receivable for investments sold              2,420,000
Interest receivable                          3,080,622
Prepaid expenses                                   244
------------------------------------------------------
TOTAL ASSETS                              $206,571,360
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for when-issued securities        $  8,666,465
Payable for daily variation margin on
   open financial futures contracts            159,844
Accrued expenses                                 7,004
------------------------------------------------------
TOTAL LIABILITIES                         $  8,833,313
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $197,738,047
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $190,275,822
Net unrealized appreciation (computed on
   the basis of identified cost)             7,462,225
------------------------------------------------------
TOTAL                                     $197,738,047
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2003
Investment Income
-----------------------------------------------------
Interest                                  $ 8,233,131
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 8,233,131
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   708,283
Trustees' fees and expenses                    11,189
Custodian fee                                  84,715
Legal and accounting services                  26,082
Miscellaneous                                  20,788
-----------------------------------------------------
TOTAL EXPENSES                            $   851,057
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    18,293
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    18,293
-----------------------------------------------------

NET EXPENSES                              $   832,764
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 7,400,367
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (786,933)
   Financial futures contracts             (1,758,377)
-----------------------------------------------------
NET REALIZED LOSS                         $(2,545,310)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 7,931,706
   Financial futures contracts                 11,920
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 7,943,626
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 5,398,316
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $12,798,683
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED      YEAR ENDED
IN NET ASSETS                             MARCH 31, 2003  MARCH 31, 2002
------------------------------------------------------------------------
From operations --
   Net investment income                  $    7,400,367  $    5,102,683
   Net realized loss                          (2,545,310)       (470,185)
   Net change in unrealized
      appreciation (depreciation)              7,943,626      (1,310,609)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   12,798,683  $    3,321,889
------------------------------------------------------------------------
Capital transactions --
   Contributions                          $  138,158,290  $   50,056,964
   Withdrawals                               (68,074,678)    (25,439,930)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   70,083,612  $   24,617,034
------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $   82,882,295  $   27,938,923
------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------
At beginning of year                      $  114,855,752  $   86,916,829
------------------------------------------------------------------------
AT END OF YEAR                            $  197,738,047  $  114,855,752
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      YEAR ENDED MARCH 31,
                                  ------------------------------------------------------------
                                    2003         2002(1)        2001        2000        1999
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.55%         0.57%        0.61%       0.65%       0.61%
   Expenses after custodian
      fee reduction                   0.54%         0.54%        0.60%       0.63%       0.60%
   Net investment income              4.79%         5.18%        5.68%       5.49%       5.32%
Portfolio Turnover                      24%           12%          13%         27%         26%
----------------------------------------------------------------------------------------------
TOTAL RETURN(2)                       9.18%         3.75%          --          --          --
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $197,738      $114,856      $86,917     $89,937     $89,966
----------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase the ratio of the net investment income to average net assets from 5.16% to 5.18%. Ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   National Limited Maturity Municipals Portfolio (the Portfolio) seeks to provide (1) a high level of current income exempt from regular federal income tax and (2) limited principal fluctuation. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At March 31, 2003, the Eaton Vance National Limited Maturity Municipals Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its respective investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade-date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 2003, the fee was equivalent to 0.46% of the Portfolio's average net assets for such period and amounted to $708,283. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2003, no significant amounts have been deferred.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings may be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended March 31, 2003.

4 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $110,855,542 and $36,569,480 respectively, for the year ended March 31, 2003.

5 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at March 31, 2003, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $192,827,144
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,997,280
    Gross unrealized depreciation               (1,441,947)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  7,555,333
    ------------------------------------------------------

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments as of March 31, 2003, is as follows:

                                         FUTURES CONTRACTS
    --------------------------------------------------------------------------------------------
    EXPIRATION                                                                    NET UNREALIZED
    DATE(S)          CONTRACTS                                     POSITION        APPRECIATION
    --------------------------------------------------------------------------------------------
    6/03             155 U.S. Treasury Bond                    Short                  $3,761

   At March 31, 2003, the Portfolio had sufficient cash and/or securities to cover margin requirements on open future contracts.

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of National Limited Maturity Municipals Portfolio (the "Portfolio"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio as of March 31, 2003, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 9, 2003

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Investment Trust, (the Trust) and National Limited Maturity Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research, and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              186                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes      Trustee and Vice    Trustee and Vice   Chairman, President and          191              Director of EVC
 11/9/41                 President        President of the   Chief Executive Officer
                                          Trust since 1985   of BMR, EVC, EVM and
                                             and of the      EV; Director of EV;
                                          Portfolio since    Vice President and
                                                1992         Director of EVD.
                                                             Trustee and/or officer
                                                             of 191 registered
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Trust and Portfolios.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS         TRUSTEE         OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              191           Trustee/Director of the
 3/26/31                                  Trust since 1986   Partners, Inc.                                  Royce Funds (mutual
                                             and of the      (corporate relations                           funds) consisting of 17
                                          Portfolio since    and communications                                  portfolios
                                                1992         company).

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  191           Director of Tiffany &
 III                                      Trust since 1986   Professor of Investment                        Co. (specialty retailer)
 2/23/35                                     and of the      Banking Emeritus,                                and Telect, Inc.
                                          Portfolio since    Harvard University                              (telecommunication
                                                1992         Graduate School of                               services company)
                                                             Business
                                                             Administration.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEE(S) (CONTINUED)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS         TRUSTEE         OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               191                   None
 9/21/35                                  Trust since 1985   Corporation (an
                                             and of the      investment and
                                          Portfolio since    financial advisory
                                                1992         services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center

 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           170                   None
 2/21/30                                  Trust since 1985   Consultant.
                                             and of the
                                          Portfolio since
                                                1992

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 William H. Ahern,   Vice President and      Since 1997      Vice President of EVM and BMR.
 Jr.                 Portfolio Manager                       Officer of 35 registered
 7/28/59                                                     investment companies managed
                                                             by EVM or BMR.

 Thomas J. Fetter        President        President of the   Vice President of EVM and BMR.
 8/20/43                                  Trust since 1990   Officer of 127 registered
                                             and of the      investment companies managed
                                          Portfolio since    by EVM or BMR.
                                                1992

 Robert B.             Vice President    Vice President of   Vice President of EVM and BMR.
 MacIntosh                                the Trust since    Officer of 127 registered
 1/22/57                                  1993 and of the    investment companies managed
                                          Portfolio since    by EVM or BMR.
                                                1992

 Alan R. Dynner          Secretary        Secretary Since    Vice President, Secretary and
 10/10/40                                       1997         Chief Legal Officer of BMR,
                                                             EVM, EVD, EV and EVC. Officer
                                                             of 191 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 William J. Austin,   Treasurer of the     Since 2002(2)     Assistant Vice President of
 Jr.                     Portfolio                           EVM and BMR. Officer of 58
 12/27/51                                                    registered investment
                                                             companies managed by EVM
                                                             or BMR.

 James L. O'Connor    Treasurer of the    Treasurer since    Vice President of BMR, EVM and
 4/1/45                    Trust                1988         EVD. Officer of 113 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Mr. Austin served as Assistant Treasurer since 1998.

The statement of additional information for the Funds includes additional information about the Trustees and officers of the Funds and Portfolios and can be obtained, without charge, by calling 1-800-225-6265.

INVESTMENT ADVISER OF NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

                           For more information about
               Eaton Vance's privacy policies, call 1-800-262-1122


EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS DISTRIBUTION PLAN, SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


439-5/03                                                                  LNASRC